[***] TEXT OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND 17 C.F.R. SECTION 200.80(b)(4)

RPC#                                                                EXHIBIT 10.6
                                 RPC AGREEMENT
                          GENERAL TERMS AND CONDITIONS

THIS AGREEMENT is made and entered into as of the 30th day of May, 2001, ("Effective Date") by and between WILLIAMS REFINING & MARKETING, LLC, a Delaware Corporation ("Seller" or "Delivering Party"), and MAPCO EXPRESS, INC., a Texas Corporation ("Buyer" or "Receiving Party"), sometimes referred to collectively as "Parties" or singularly as "Party".

1. OBLIGATIONS: Seller agrees to sell, and Buyer agrees to purchase Product up to the specified quantity under the terms and conditions as set forth in the Confirmation and herein.

2. TERM: The term of this Agreement shall be for the period provided in the Confirmation. The provisions hereof shall survive termination of this Agreement and continue to apply to any Transactions or Confirmation entered into between Seller and Buyer prior to the date of termination of this Agreement until such time as any and all obligations related to such Transactions are satisfied, completed or terminated. Notwithstanding the foregoing, the representations, warranties, and indemnification's set forth in this Agreement shall survive termination of this Agreement and continue in effect.

3. CONFIRMATIONS: Other than for Rack Transactions, Confirmations shall be in the form attached hereto as Exhibit "A" (Purchase/Sale). The Confirmation shall bind the Parties to the particular Transaction for the purchase or sale in accordance with the terms set forth in the Confirmation and herein. More than one Confirmation may be in effect between Parties from time to time and at any given time. Each Confirmation shall be treated as a separate and independent Agreement. The Parties acknowledge that, with respect to any Transaction, Williams may provide only an invoice or check remittance form of Confirmation, pursuant to the Section of this Agreement entitled, "Payment." Williams hereby adopts its check remittance invoice, or letterhead (including its address on each) as its signature on such confirmation, and its identification and authorization of such confirmation. For Rack Transactions, the bill of lading of the terminal operator shall constitute the Confirmation.

4. PRICE: Unless otherwise provided in the Confirmation (or other writing) the Price shall be inclusive of all royalties, currently effective transportation charges, taxes, expenses and costs arising from or attributable to the Product prior to its delivery to the Delivery Point(s). If a transaction is for sale of Product on a delivered basis at Receiving Party's destination, the Confirmation shall so state, and any transportation from the Delivering Terminal to the Delivery Point(s) shall be borne by Receiving Party.

5. PRODUCT: Shall mean any petroleum products which are sold or purchased in Transaction(s).

6. TRANSPORTATION: Unless otherwise set forth in the Confirmation, Delivering Party shall be responsible for all arrangements necessary to deliver Product hereunder to the Delivery Point(s) and Receiving Party shall be responsible for all arrangements necessary to receive Product at the Delivery Point(s).

7.  TAXES AND CHARGES:

    (A) DELIVERING PARTY'S OBLIGATION: Delivering Party shall pay any and all Taxes, fees, or other charges (with the exception of the product excise taxes noted below in Section 7.C) imposed or assessed by governmental or regulatory bodies, with respect to the Product(s) delivered hereunder, the taxable incident of which occurs before the transfer of title to the product(s) to Receiving Party.

    (B) RECEIVING PARTY'S OBLIGATION: Receiving Party shall pay any and all Taxes, fees, or other charges (with the exception of the product excise taxes noted below in Section 7.C) imposed or assessed by governmental or regulatory bodies, with respect to the Product(s) delivered hereunder, the taxable incident of which occurs after transfer of title to the product(s) to Receiving Party.

    (C) PRODUCT EXCISE TAXES: Any and all Taxes, fees, or other charges imposed or assessed by governmental or regulatory bodies, the taxable incident of which is the transfer of title or the delivery of the Product(s) hereunder, or the receipt of payment therefor, regardless of the character, method of calculation or measure of the levy or assessment, shall be paid by the Party upon whom the Tax, fee, or charge is imposed by law, except that Receiving Party shall reimburse Delivering Party for all federal, state, and local gasoline, motor fuel, sales, use, gross receipt, and other excise taxes, fees, or charges that are imposed by law on Delivering Party.

    (D) EXEMPTION CERTIFICATES: Prior to the date any payment required hereunder becomes due, Receiving Party shall furnish to Delivering Party all current exemption or resale certificates or direct pay permits required or permitted by law for use by Receiving Party regarding the imposition or payment of any state or federal excise, sales or use taxes.


8. INSURANCE: With respect to Product picked up at Seller's Facilities, for Seller's future protection, but without releasing, waiving or limiting the obligations of Buyer herein, the Buyer, its agents, contractors and any subcontractors (collectively referred to as "Transporter") will carry or cause to be carried and maintained in force throughout the entire

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
     term of this agreement insurance coverage as described in paragraphs (a) through (d) below with insurance companies acceptable to Seller. All costs of such coverages and all deductible amounts will be for the sole account of Transporter.

          (a) Worker's Compensation insurance complying with the laws of the State of States having jurisdiction over each employee, and Employer's Liability with limits of $1,000,000 each accident, $1,000,000 disease each employee and $1,000,000 disease policy limit.

          (b) Commercial or Comprehensive General Liability insurance on an occurrence form with a combined single limit of $1,000,000 each occurrence, and annual aggregates of $1,000,000, for bodily injury and property damage, including coverage for blanket contractual liability, broad form property damage, personal injury liability, independent contractors and products/completed operations and sudden and accidental pollution.

          (c) Automobile Liability insurance with a combined single limit of $1,000,000 each accident for bodily injury and property damage to include coverage for all owned, non-owned, and hired vehicles with the following endorsement: MCS-90 (Motor Carrier Act of 1980) and CA-9948 (Pollution Liability Broadened Coverage for Covered Autos) or equivalent.

          (d) Excess Or Umbrella Liability Insurance with a combined single limit of $1,000,000 each occurrence, and annual aggregates of $1,000,000, for bodily injury and property damage covering excess of Employer's Liability insurance and the insurance described in (b) and (c) above.

     In each of the above described policies, Transporter agrees to waive and will require its insurers to waive any rights of subrogation or recovery they may have against Seller or its parent, subsidiary or affiliated companies as respects any transportation of product after title has passed from Seller to Buyer. Under the policies described in (b), (c) and (d) above, Seller and its parent, subsidiaries and affiliated companies will be named as additional insureds, and such insurance will serve as primary coverage for Seller, its parent, subsidiary and affiliated companies as respects any transportation of Product after title has passed from Seller to Buyer. Non-renewal or cancellation of policies described above, will be effective only after written notice is received by Seller from the insurance company thirty (30) days in advance of any such non-renewal or cancellation. Upon request, Transporter will deliver to Seller certificates of insurance on an Accord 25 or 25S form evidencing the existence of the insurance coverage required above.

9. FINANCIAL RESPONSIBILITY: When reasonable grounds for insecurity of payment or title to Product arise, either party may demand in writing adequate assurance of performance, and in the absence of such assurance from the other Party within ten (10) Business Days from the date of delivery of such demand, suspend further performance and terminate the Agreement. Adequate assurance shall mean sufficient security in the form and for the term reasonably specified by the Party demanding assurance ("Demanding Party"), including, but not limited to, a standby irrevocable letter of credit, a prepayment, a security interest in an asset acceptable to Demanding Party or a performance bond or guarantee by a creditworthy entity. In the event either Party shall (i) make an assignment or any general arrangement for the benefit of creditors; (ii) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or have such petition filed or proceeding commenced against it; (iii) otherwise become bankrupt or insolvent (however evidence); or (iv) be unable to pay its debts as they fall due; then the other Party shall have the right to either withhold and/or suspend deliveries or payment, net and/or set off all transactions outstanding between the Parties, use all rights, counterclaims and other defenses which it is or may be entitled to at law or arising from the Agreement, and/or immediately terminate the Agreement without prior notice. If a party to this Agreement becomes subject to Bankruptcy Code proceeding, it is understood and agreed that the other Party shall be entitled to exercise its contractual right to liquidate as a forward contract merchant under Section 556 of the U.S. Bankruptcy Code.

10. DELIVERIES: Title to the Product and risk of loss shall pass from Seller to Buyer at the point of delivery specified hereunder.

     A.   When FOB origin, delivery shall be deemed to have been completed:

          i. To ships or barges when the Product has passed the dock loading flange;

          ii. To tank trucks when the Product has actually been delivered into the transport trailer;

          iii. To tank cars when the carrier accepts the same for shipment;

          iv.  To pipelines upon metering of the Product; or

          v.   To the terminal.

     B. When FOB destination, delivery shall be deemed to have been completed:

          i. From ships or barges when the Product has passed the vessel discharge flange;

          ii.  When Product is delivered into Buyer's tank.

          iii. From tank cars when carrier delivers same at the destination; or

          iv.  From pipeline upon metering of the Product.

11. INSPECTION: Product delivered hereunder is subject to inspection and approval at the Delivery Point(s). Each Party shall be entitled to have its representatives present during all loadings, unloadings, tests and measurements involving delivery of Product under this Agreement. Each party may secure at its own expense outside inspectors to perform gauging, sampling and testing.

12. WARRANTY OF TITLE: Seller warrants title to all Product delivered by it hereunder, and further warrants that it has the right to sell and transfer title to the same and that said Product is free and clear of all liens, claims and encumbrances. In the event of any adverse claim being asserted against the Product, Buyer may withhold payment, without interest, of sums due hereunder up to the amount of the claim, and, in the case of exchanges, Buyer may suspend its corresponding


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    delivery obligation until such claim shall have been finally determined or until Seller shall have furnished other adequate securities or indemnities.

13. LOADING OBLIGATIONS: Each Party making deliveries of Product hereunder shall comply, or cause compliance with, all federal, state and local laws, ordinances, rules and regulation (including but not limited to, all hazardous materials regulations of the U.S. Department of Transportation
    (DOT) and particularly 49 C.F.R., Part 173) as same pertain to all aspects of a shipper's obligations in tendering Product hereunder for transportation.

14. MEASUREMENT:

    a. On all deliveries into tank cars, the quantity shall be determined by meter or by official tank car capacity tables and tank car slip tube gauging device in accordance with GPA publication 8162 and all revisions hereof.

    b. On all deliveries into transport and tank truck equipment, quantities shall be determined by meter, rotary gauging device or weighing, in accordance with GPA publication 8162 and 8168 and all revisions hereof.

    c. On all deliveries into pipeline, quantities shall be determined by pipeline meter in accordance with American Petroleum Institute Manual of Petroleum Measurement Standards. The volume of the component products in E-P and raw edition of GPA publication 8182.

    d. On all deliveries to ships or barges, delivering company's shore tank measurements shall determine quantity, unless otherwise agreed upon.

    e. All quantities shall be corrected to 60(degrees) degrees
       Fahrenheit or as otherwise agreed.

15. PAYMENT: Unless otherwise set forth in the Confirmation, any amount due shall be paid by wire transfer or Automated Clearing House (ACH) within [***] Business Days from receipt of the invoice. If Buyer disagrees with the amount of any invoice for any reason, Buyer shall immediately notify Seller of such so that the difference may be resolved before the due date for payment of the invoice. If Buyer fails to give such notification or if Buyer and Seller do not resolve such disagreement before the date due, such invoice shall be paid in full according to the terms on the due date, such payment to be subject to adjustment upon final resolution of the disagreement. Furthermore, in the event of suit or other action to recover any monies due under this Agreement, the prevailing Party shall be entitled to recover its reasonable costs of collection, including court costs and attorneys' fees. Any amounts due Delivering Party and not received in the time period set forth above shall bear interest at the then effective [***] published under "Money Rates" by The Wall Street Journal, plus [***] percent [***] per annum, from the date due until the date of payment not to exceed the maximum rate allowed by law.

16. FAILURE TO PAY: Should Receiving Party fail to pay any amount due within the time period set forth above, Delivering Party may (a) offset all or any portion of the unpaid balance against moneys owed by Delivering Party under this Agreement or any other agreement between the Parties, (b) suspend deliveries of Product, and/or (c) after providing ten (10) Business Days' prior written notice during which time payment is not received by Delivering Party, terminate this Agreement; provided, however, that the exercise of such rights shall be in addition to any and all other remedies available to Delivering Party, whether in law or equity, under this Agreement or otherwise. If a Party to this Agreement becomes subject to Bankruptcy Code proceedings, it is understood and agreed that the other Party shall be entitled to exercise its contractual right to liquidate as a forward contract merchant under Section 556 of the Bankruptcy Code.

17. CREDIT: Receiving Party shall establish and maintain credit satisfactory to Delivering Party during the term of this Agreement. If Receiving Party fails to maintain satisfactory credit, Delivering Party may suspend deliveries of Product until satisfactory credit is reestablished.

18. CHOICE OF LAW: This agreement shall be governed by and construed in accordance with laws of Oklahoma (without regard to choice of law provisions) and venue shall be the State of Oklahoma, County of Tulsa.

19. RULES AND REGULATIONS: This Agreement is made subject to, and both parties shall comply with, all valid federal and state laws and all valid rules, regulations, and orders of Federal, State, or local Government authorities related to the sale, purchase, or exchange of Product hereunder, including but not limited to the Equal Employment Opportunity Laws and Executive Order Number 11246, which are incorporated herein by reference, and neither party shall be held liable for any default resulting from compliance therewith.

20. ASSIGNMENT: This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Parties hereto, provided that this Agreement shall not be transferred or assigned, by operation of law or otherwise, by either Party without the other Party's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Either Party, however, may assign its rights and obligations hereunder to any parent or affiliate which succeeds by assignment, purchase, merger, consolidation or otherwise to all or substantially all of the assets of the assigning party upon written notice to the other Party. Nothing in this clause in any way prevents either Party from pledging or mortgaging all or any part of such Party's property as security.


                                  Page 3 of 6
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
21. FORCE MAJEURE: Except with regard to a Party's obligation to make payments as they become due hereunder, performance by either Party shall be excused when and to the extent that its performance under this Agreement is prevented, wholly or in part, by Force Majeure. The term "Force Majeure" means any event or occurrence beyond the reasonable control of a Party that prevents in whole or in part the performance by such Party of any obligation or condition under this Agreement, including, but not limited to acts of God, strikes, lockouts or other industrial disturbances (including those affecting persons transporting Product for either Party), acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, explosions or other casualty, hurricanes, hurricane warnings, storms, floods, washouts, arrests and restraints of government (federal, state, local, civil or military) and of people, and civil disturbances. Neither Party shall be entitled to the benefit of Force Majeure under any or all of the following circumstances: to the extent that the failure was caused by the Party claiming suspension having failed to remedy the condition, and to resume the performance of such covenants or obligations with reasonable dispatch; the ability of either Party to obtain a better price for Product: the loss of markets; the loss, interruption, or curtailment of interruptible transportation on any Transporter necessary to effect receipt of delivery of Product hereunder, unless caused by a Force Majeure event; or economic hardship.

22. NOTICE: Notice sent by hand, facsimile, telegram, registered or certified mail addressed to the Party to whom such notice is given at the address of such Party stated herein shall be deemed sufficient upon delivery.

       Addresses for notices communications, and statements to:

     WILLIAMS/SELLER:                                  BUYER
     Mailing Address:                                  Mailing Address:
     P.O. Box 2848
     Tulsa, OK 74101
     Attn: Contract Management
     Fax: (918) 573-1935

     Street Address:                                   Street Address:
     Williams Refining & Marketing, LLC
     One Williams Center
     Tulsa, OK 74172
     Attn: Contract Management
     Invoices:                                         Invoices:
     Same as mailing
     Attn: Williams RPC Accounting
     Fax: (918) 573-1965
     Payments:                                         Payments:
     Bank One, N.A.                                    Bank:
     Account c/o Williams Refining & Marketing, LLC    Account c/o:
     Acct Number -55-79902                             Acct Number:
     ABA Number -071-0000-13                           ABA Number:
     Re: Invoice Number                                RE: Invoice Number

23. AUDIT: Each Party shall have, upon reasonable notice, the right at reasonable hours to examine and to copy the records of the other Party to the extent reasonably necessary to verify the accuracy of any invoices billed or quantities delivered hereunder. In the event of any inaccuracy, any necessary adjustments in the billing shall be promptly made; provided that no adjustment for any billing and payment shall be after the lapse of two (2) years from the date of delivery thereof.

24. NO THIRD PARTY BENEFICIARY: Nothing in this Agreement shall entitle any other person other than Seller or Buyer, or their successors or assigns, to any claim, cause of action, remedy or right of any kind relating to the Transaction(s) or Confirmation(s).

25. SEVERABILITY: The invalidity of one or more provisions of this agreement shall not affect the validity of any other provision hereof, and in case of any such invalidity, this Agreement shall be construed to the maximum extent possible as if such invalid provision(s) had not been included herein.

26. INTEGRATION: This Agreement and any Confirmation hereunder constitute the entire Agreement of the Parties respecting the matters addressed in such Confirmation and this Agreement, and supersedes all prior negotiations, proposals, inquiries, commitments and agreements, whether written or oral.

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
27. CONSTRUCTION: The Parties acknowledge and agree that the terms and conditions of this Agreement were freely negotiated and drafted jointly by the Parties, and the Parties further expressly agree that in the event of any ambiguity in any of the terms and conditions of this Agreement, including any Confirmations hereunder, such ambiguity shall not be construed for or against either Party on the basis that such Party did or did not author the same.

28. HEADINGS: The headings of the Articles, Sections and Paragraphs of this Agreement are for convenience of reference only and shall not constitute part, nor modify, define or limit any of the terms or provisions hereof.

29. COUNTERPARTS: This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one Agreement binding on the Parties hereto.

30. WAIVER: No waiver by either Party with respect to any breach or default of any right or remedy and no course of dealing, shall be deemed to constitute a continuing waiver of any other breach or default or of any such right or remedy, unless such waiver be expressed in writing signed by the Party to be bound.

31. TERMINAL ACTIVITY: Each Party shall be responsible for and shall indemnify the other Party for any loss, injury, or damage that may be caused, in whole or in part, by the indemnifying Party at any terminal.

32. RACK SALES: BY PULLING PRODUCT FROM THE RACK, BUYER ACKNOWLEDGES RECEIPT OF, AND THAT IT SHALL BE SUBJECT TO AND GOVERNED BY THE TERMS AND CONDITIONS OF THIS AGREEMENT WITH RESPECT TO THE PRODUCT PULLED FROM THE RACK.

33. GENERAL INDEMNITY PROVISION: Buyer shall indemnify, defend and hold Seller harmless from and against all loss, cost and expense, including court costs and reasonable attorney fees, for any claims, suits, judgments, demands, actions, penalties or liabilities, including injury to or death of persons, growing out of the operations conducted or performance hereunder by Buyer or arising while the Product is in Buyer's exclusive control and possession. Seller shall indemnify, defend and hold Buyer harmless from and against any loss, cost, and expense, including court costs and reasonable attorney fees, for any claims, suits, judgments, demands, actions, penalties or liabilities, including injury to or death of persons, growing out of the operations conducted or performance hereunder by Seller or arising while the Product is in Seller's exclusive control and possession. Neither Party shall be liable in respect of any claim to the extent same resulted from the gross negligence, willful misconduct or bad faith of the indemnified Party. This indemnity provision shall survive termination of this Agreement. Where personal injury, death, or loss of or damage to property is the result of the joint negligence or misconduct of the Parties hereto, the Parties expressly agree to indemnify each other and save harmless in proportion to their respective share of such joint negligence or misconduct.

34. REMEDIES: (A) Receiving Party's Failure to Receive: If Receiving Party fails to accept tender of delivery of the Contract Quantity not subject to Force Majeure, or if Delivering Party suspends deliveries pursuant to Section 16 and 17 of this Agreement, Delivering Party shall sell to a third party purchaser, in good faith and in a commercially reasonable manner, the difference between the amount of Product actually accepted by Receiving Party and the Contract Quantity. Delivering Party shall be entitled to reimbursement from Receiving Party for the difference between: (1) the price set forth under this Agreement; and (2) any lesser price obtained from such third party purchaser(s) (or if Delivering Party cannot reasonably sell the Product that is not received by Receiving Party, a commercially reasonable price). Any payments due Delivering Party by Receiving Party under this paragraph shall be made within five (5) Business Days of receipt of Delivering Party's invoice for such difference; provided, however, Delivering Party first provides Receiving Party with information and documentation supporting Delivering Party's claim for reimbursement.

    (B) Delivering Party's Failure to Deliver: If Delivering Party fails to tender delivery of the Contract Quantity not subject to Force Majeure, Receiving Party shall purchase from a third party supplier, in good faith and in a commercially reasonable manner, the difference between the amount of Product actually delivered by Delivering Party and the Contract Quantity. Receiving Party shall be entitled to recover from Delivering Party the difference between: (1) the price set forth under this Agreement; and (2) any greater price of replacement Product purchased by Receiving Party and delivered to the Delivery Point(s) (or if Receiving Party cannot reasonably purchase the Product that is not delivered by Delivering Party, a commercially reasonable price). Any payments due Receiving Party by Delivering Party under this paragraph shall be made within five (5) Business Days of receipt of Receiving Party's invoice for such difference; provided, however, Receiving Party shall first provide Delivering Party with information and documentation supporting Receiving Party's claim for reimbursement.

35. LIMITATION OF LIABILITY: NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, WHETHER, ARISING IN TORT, CONTRACT, OR OTHERWISE EXCEPT TO THE EXTENT NECESSARY TO INDEMNIFY A PARTY FOR

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
     LIABILITY TO A THIRD PARTY. THE PARTIES INTEND THAT THE LIMITATIONS UNDER THIS CONTRACT IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OR STRICT LIABILITY OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE.


36. OUTSTANDING RACK TRANSACTIONS: Upon the effectiveness of this Agreement, unless otherwise agreed to in writing by the Parties to this Agreement, with respect to Rack Transactions, all Rack Transactions then outstanding between the Parties shall be subject to the terms thereof.

     In witness whereof, the Parties hereto have caused this RPC Agreement to be executed by their respective duly authorized representatives, effective as of the date first set forth above.

WILLIAMS REFINING & MARKETING, LLC           MAPCO EXPRESS, INC.

By: /s/   Ralph A. Hill                      By: /s/ James C. Alligood
   -------------------------------              ------------------------------

Print Name: Ralph A. Hill                    Print Name: James C. Alligood
Title: CEO & President                                  ----------------------
Date: May 31, 2001                           Title: President - CEO
                                                   ---------------------------
                                             Date:          5-31-01
                                                  ----------------------------


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
                                  REVISION #2
                                   EXHIBIT A

TO:      MAPCO EXPRESS, INC.
ATTN:    JAMES ALLIGOOD
DATE:    JUNE 24, 2002
FAX:
SUBJECT: PURCHASE
REF:     RPC-1638

Pursuant and subject to the terms and conditions of the RPC Agreement dated May 30, 2001, by and between Williams Refining & Marketing, LLC ("Williams") and MAPCO EXPRESS, INC. ("Company"), this confirms the following Transaction negotiated between Mr. John Yeager of Williams and Mr. James Alligood of MAPCO
EXPRESS, INC. on              , 2002.

BUYER:  MAPCO EXPRESS, INC.

SELLER: Williams Refining & Marketing, L.L.C.

CONTRACT TERM: JULY 1, 2002 THROUGH MAY 31, 2008; PROVIDED THAT BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UPON 365 DAYS' PRIOR WRITTEN NOTICE OF INTENT TO TERMINATE DELIVERED TO THE SELLER.

                                                       CONTRACT
PRODUCT *(SPECIAL PROVISION #6)                        QUANTITY              DIFFERENTIAL *(SPECIAL PROVISION #1)
Conventional 87 octane Unleaded               [***]                          $[***]
Conventional 89 octane Unleaded               [***]                          $[***]
Conventional 93 octane Premium                [***]                          $[***]
Conventional 87 octane Unleaded, 7.8 RVP      See Special Provisions #2      $[***]
Conventional 89 octane Unleaded, 7.8 RVP      See Special Provisions #2      $[***]
Conventional 93 octane Premium, 7.8 RVP       See Special Provisions #2      $[***]
Low Sulfur Diesel Fuel                        [***]                          $[***]


DELIVERY POINTS:  [***]
                  [***]
                  [***]

DELIVERY TRANSPORTATION TERMS:  [***]

PAYMENT TERMS:  [***]

SPECIAL PROVISIONS:

1. PRICING: DAILY RACK LIFTINGS UNDER THE TERM OF THIS AGREEMENT SHALL BE PRICED AT PREVIOUSLY DAY'S U.S. GULF COAST PIPELINE PROMPT PLATT'S MEAN FOR THE RELEVANT BASE PRODUCT WHICH WAS LIFTED PLUS THE ABOVE REFERENCED DIFFERENTIALS BY PRODUCT GRADE. ON WEEKENDS AND HOLIDAYS WHEN PLATT'S DOES NOT PUBLISH TRADING RANGES, RACK LIFTINGS WILL BE PRICED AGAINST THE MOST PREVIOUS PUBLISHED PLATT'S MEAN VALUE.

2. CONTRACT VOLUMES: TOTAL MONTHLY CONTRACT LIFTINGS SHALL BE [***] OF THE ABOVE REFERENCED VOLUMES. ANY LIFTINGS IN EXCESS OF THIS RANGE SHALL BE INVOICED AT WILLIAMS REFINING & MARKETING, L.L.C.'S POSTED RACK PRICE FOR THE DATE OF LIFTING. IF DURING THE DURATION OF THIS AGREEMENT THE RECEIVING PARTY'S MONTHLY VOLUMES, ON A QUARTERLY AVERAGE DO NOT MEET MINIMUM MONTHLY CONTRACT VOLUME RANGE, THEN THE DELIVERING PARTY HAS THE RIGHT TO REDUCE THE REMAINING VOLUMES UNDER THIS AGREEMENT BY THE SAME % FOR THE DURATION OF THE CONTRACT. RECEIVING PARTY SHALL SUPPLY DELIVERING PARTY WITH AT LEAST THREE
   (3) WEEKS WRITTEN NOTICE OF ANY ANTICIPATED DEMAND NEEDS FOR SPECIFIC PRODUCT GRADE. DURING THE

[***]  CONFIDENTIAL TREATMENT REQUESTED

   PERIOD OF VOC CONTROL, BUYER'S CONTRACT QUANTITIES FOR UNLEADED AND PREMIUM GASOLINE SHALL BE DIVIDED BETWEEN ITS 7.0 RVP AND 9.0 RVP DEMAND FOR EACH GRADE OF PRODUCT.

3. RATABILITY: CONTRACT QUANTITIES UNDER THE TERMS OF THIS CONTRACT SHALL BE LIFTED RATABLY, ON A DAILY BASIS, OVER THE COURSE OF EACH MONTH.

4. NET GALLONS: DIFFERENTIALS ARE BASED ON NET GALLONS, ADJUSTED TO 60 DEGREES FAHRENHEIT.

5. THE ABOVE REFERENCED DIFFERENTIALS WILL BE ADJUSTED BY ANY INCREASE OR DECREASE IN EITHER COLONIAL PIPELINE PUBLISHED TARIFF TO [***] FROM PASADENA, TX, TERMINAL HANDLING COSTS (INCLUDING IVD ADDITIVES) AND OR BY ANY CHANGES IN THE COLONIAL PIPELINE LINE LOSS CHARGE.

6. IF DURING THE TERM OF THIS AGREEMENT ANY STATE OR FEDERAL GOVERNMENT REGULATIONS REQUIRE A DIFFERENT PRODUCT SPECIFICATION TO BE DELIVERED TO THE CUSTOMER, THEN THE PLATT'S PROMPT PIPELINE MEAN POSTING USED FOR THE PRICE CALCULATIONS WILL BE CHANGED TO THE NEW REQUIRED PRODUCT(S). IF PLATT'S FAILS TO PUBLISH A PRICE FOR THE NEW PRODUCT(S) THEN BOTH PARTIES WILL NEGOTIATE THE PRICING IN ACCORDANCE TO INDUSTRY PRACTICE.

7. ALL VOLUMES OF PRODUCT SUPPLIED HEREUNDER ARE INTENDED FOR C-STORE USE ONLY AND SHALL NOT BE RE-SOLD TO OTHER RETAIL OR WHOLESALE MARKETERS.



These specific terms and conditions together with the RPC Agreement shall constitute the entirety of the agreement between buyer and seller unless COMPANY furnishes to Williams notice of alleged errors by telecopy, other electronic transmission, or first class mail before 4:00 p.m. CST of the fifth
(5th) Business Day following the Business Day of receipt of the Confirmation from Williams, the Confirmation shall be conclusive evidence of the Transaction that is the subject matter thereof, and shall, along with the terms herein, be the final expression of all its terms, notwithstanding any failure of COMPANY to execute such confirmation.

WILLIAMS REFINING & MARKETING, LLC      MAPCO EXPRESS, INC.

By: /s/ Ted Brennan                     By: /s/ James C. Alligood
Trader:                                 Trader:
Title:                                  Title:


Prepared by:________________, Risk Control Management
Phone:_______________________
Fax No.:_____________________


[***] CONFIDENTIAL TREATMENT REQUESTED

                                  REVISION #2
                                   EXHIBIT A

TO:       MAPCO EXPRESS, INC.
ATTN:     James Alligood
DATE:     June 24, 2002
FAX:
SUBJECT:  PURCHASE
REF:      RPC-1638

Pursuant and subject to the terms and conditions of the RPC Agreement dated May 30, 2001, by and between Williams Refining & Marketing, LLC ("Williams") and MAPCO EXPRESS, INC., ("Company"), this confirms the following Transaction negotiated between Mr. John Yeager of Williams and Mr. James Alligood of MAPCO
EXPRESS, INC. on                , 2002.

BUYER:          MAPCO EXPRESS, INC.

SELLER:         WILLIAMS REFINING & MARKETING, LLC

CONTRACT TERM: JUNE 1, 2002 THROUGH MAY 31, 2008; PROVIDED THAT BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UPON 365 DAYS' PRIOR WRITTEN NOTICE OF INTENT TO TERMINATE DELIVERED TO THE SELLER.

                                                     CONTRACT
PRODUCT *(SPECIAL PROVISION #6)                      QUANTITY              DIFFERENTIAL *(SPECIAL PROVISION #1)
-------------------------------             --------------------------     ------------------------------------
Conventional 87 octane Unleaded             [***]                                        [***]
Conventional 89 octane Unleaded             [***]                                        [***]
Conventional 93 octane Premium              [***]                                        [***]
Conventional 87 octane Unleaded, 7.8 RVP    See Special Provisions #2                    [***]
Conventional 89 octane Unleaded, 7.8 RVP    See Special Provisions #2                    [***]
Conventional 93 octane Premium, 7.8 RVP     See Special Provisions #2                    [***]
Low Sulfur Diesel Fuel                      [***]                                        [***]

DELIVERY POINTS:        [***]

DELIVERY TRANSPORTATION TERMS:  [***]

PAYMENT TERMS:          [***]

SPECIAL PROVISIONS:

1. Pricing: Daily rack liftings under the term of this agreement shall be priced at previous day's U.S. Gulf Coast Pipeline Prompt Platt's mean for the relevant base product which was lifted plus the above referenced differentials by product grade. On Weekends and holidays when Platt's does not publish trading ranges, rack liftings will be priced against the most previous published Platt's mean value.

2. Contract Volumes: Total monthly contract liftings shall be [***] of the above referenced volumes. Any liftings in excess of this range shall be invoiced at Williams Refining & Marketing, L.L.C.'s posted rack price for the date of lifting. If during the duration of this agreement the receiving party's monthly volumes, on a quarterly average do not meet minimum monthly contract volume range, then the delivering party has the right to reduce the remaining volumes under this agreement by the same % for the duration of the contract. Receiving party shall supply delivering party with at least three
    (3) weeks written notice of any anticipated demand needs for specific product grade. During the period of VOC control, buyer's contract quantities for unleaded and premium gasoline shall be divided between its 7.0 RVP and 9.0RVP demand for each grade of product.

[***] CONFIDENTIAL TREATMENT REQUESTED

3. Ratability: Contract quantities under the terms of this contract shall be lifted ratably, on a daily basis, over the course of each month.

4. Net Gallons: Differentials are based on net gallons, adjusted to 60 degrees Fahrenheit.

5. If during the terms of this Agreement any State or Federal government regulations require a different product specification to be delivered to the customer, then the Platt's Prompt Pipeline mean posting used for the price calculations will be changed to the new required product(s). If Platt's fails to publish a price for the new product(s) then both parties will negotiate the pricing in accordance to industry practice.

6. All volumes of product supplied hereunder are intended for C-Store use only and shall not be re-sold to other retail or wholesale marketers.

7. The above-referenced Differentials for all gasoline (including IVD additives) and low sulfur diesel products listed above, other than the 93 octane Premiums, will be adjusted during the term of this agreement to equal the lowest of Williams' exchange differentials (including IVD additives) in effect from time to time for such non-Premium gasoline and low sulfur diesel products delivered into the [***] (the "ADJUSTED DIFFERENTIALS"). The Differentials for the two 93 octane Premium gasolines listed above shall be adjusted during the term hereof to equal the then-current Adjusted Differential plus [***] basis points.



These specific terms and conditions together with the RPC Agreement shall constitute the entirety of the agreement between buyer and seller unless COMPANY furnishes to Williams notice of alleged errors by telecopy, other electronic transmissions, or first class mail before 4:00 p.m. CST of the fifth (5th) Business Day following the Business Day of receipt of the Confirmation from Williams, the Confirmation shall be conclusive evidence of the Transaction that is the subject matter thereof, and shall, along with the terms herein, be the final expression of all its terms, notwithstanding any failure of COMPANY to execute such confirmation.


WILLIAMS REFINING & MARKETING, LLC               MAPCO EXPRESS, INC.


By:     /s/Ted Brennan                           By:    /s/James C. Alligood
Trader:                                          Trader:
Title:                                           Title:


Prepared by: ______________________________, Risk Control Management

Phone: ____________________________________

Fax No.: __________________________________




[***] CONFIDENTIAL TREATMENT REQUESTED

                                  REVISION #2
                                   EXHIBIT A



TO:      MAPCO EXPRESS, INC.
ATTN:    JAMES ALLIGOOD
FAX:
DATE:    JUNE 24, 2002
SUBJECT: PURCHASE
REF:     RPC-1638

Pursuant and subject to the terms and conditions of the RPC Agreement dated May 30, 2001, by and between Williams Refining & Marketing, LLC ("Williams") and MAPCO EXPRESS, INC., ("Company"), this confirms the following Transaction negotiated between Mr. John Yeager of Williams and Mr. James Alligood of MAPCO EXPRESS, INC. on ________, 2001.

BUYER:        MAPCO EXPRESS, INC.

SELLER:       WILLIAMS Refining & Marketing, LLC

CONTRACT TERM: JULY 1, 2002 THROUGH MAY 31, 2008; PROVIDED THAT BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UPON 365 DAYS' PRIOR WRITTEN NOTICE OF INTENT TO TERMINATE DELIVERED TO THE SELLER.


                                    CONTRACT
PRODUCT *(SPECIAL PROVISION #6)     QUANTITY    DIFFERENTIAL *(SPECIAL PROVISION #1)
-------------------------------     --------    ------------------------------------
Conventional 87 octane Unleaded        [***]    [***]
Conventional 89 octane Unleaded        [***]    [***]
Conventional 93 octane Premium         [***]    [***]
Low Sulfur Diesel                      [***]    [***]

DELIVERY POINTS:    [***]


DELIVERY TRANSPORTATION TERMS:     [***]

PAYMENT TERMS:      [***]

SPECIAL PROVISIONS:

1. PRICING: DAILY RACK LIFTINGS UNDER THE TERM OF THIS AGREEMENT SHALL BE PRICED AT PREVIOUS DAY'S U.S. GULF COAST PIPELINE PROMPT PLATT'S MEAN FOR THE RELEVANT BASE PRODUCT WHICH WAS LIFTED PLUS THE ABOVE REFERENCED DIFFERENTIALS BY PRODUCT GRADE. ON WEEKENDS AND HOLIDAYS WHEN PLATT'S DOES NOT PUBLISH TRADING RANGES, RACK LIFTINGS WILL BE PRICED AGAINST THE MOST PREVIOUS PUBLISHED PLATT'S MEAN VALUE.

2. CONTRACT VOLUMES: TOTAL MONTHLY CONTRACT LIFTINGS SHALL BE [***] OF THE ABOVE REFERENCED VOLUMES. ANY LIFTINGS IN EXCESS OF THIS RANGE SHALL BE INVOICED AT WILLIAMS REFINING & MARKETING, L.L.C.'S POSTED RACK PRICE FOR THE DATE OF LIFTING. IF DURING THE DURATION OF THIS AGREEMENT THE RECEIVING PARTY'S MONTHLY VOLUMES, ON A QUARTERLY AVERAGE DO NOT MEET MINIMUM MONTHLY CONTRACT VOLUME RANGE, THEN THE DELIVERING PARTY HAS THE RIGHT TO REDUCE THE REMAINING VOLUMES UNDER THIS AGREEMENT BY THE SAME % FOR THE DURATION OF THE CONTRACT. RECEIVING PARTY SHALL SUPPLY DELIVERING PARTY WITH AT LEAST THREE (3) WEEKS WRITTEN NOTICE OF ANY ANTICIPATED DEMAND FOR NEEDS FOR SPECIFIC PRODUCT GRADE. DURING THE PERIOD OF VOC CONTROL, BUYER'S CONTRACT QUANTITIES FOR UNLEADED AND PREMIUM GASOLINE SHALL BE DIVIDED BETWEEN ITS 7.0 RVP AND 9.0RVP DEMAND FOR EACH GRADE OF PRODUCT.

3. RATABILITY: CONTRACT QUANTITIES UNDER THE TERMS OF THIS CONTRACT SHALL BE LIFTED RATABLY, ON A DAILY BASIS, OVER THE COURSE OF EACH MONTH.

[***] CONFIDENTIAL TREATMENT REQUESTED

4. NET GALLONS: DIFFERENTIALS ARE BASED ON NET GALLONS, ADJUSTED TO 60 DEGREES FAHRENHEIT.

5. THE ABOVE REFERENCED DIFFERENTIALS WILL BE ADJUSTED BY ANY INCREASE OR DECREASES IN EITHER COLONIAL PIPELINE PUBLISHED TARIFF TO [***] FROM PASADENA, TX, TERMINAL HANDLING COSTS (INCLUDING IVD ADDITIVES) AND OR BY ANY CHANGES IN THE COLONIAL PIPELINE LINE LOSS CHARGE.

6. IF DURING THE TERM OF THIS AGREEMENT ANY STATE OR FEDERAL GOVERNMENT REGULATIONS REQUIRE A DIFFERENT PRODUCT SPECIFICATION TO BE DELIVERED TO THE CUSTOMER, THEN THE PLATT'S PROMPT PIPELINE MEAN POSTING USED FOR THE PRICE CALCULATIONS WILL BE CHANGED TO THE NEW REQUIRED PRODUCTS(S). IF PLATT'S FAILS TO PUBLISH A PRICE FOR THE NEW PRODUCT(S) THEN BOTH PARTIES WILL NEGOTIATE THE PRICING IN ACCORDANCE TO INDUSTRY PRACTICE.

7. ALL VOLUMES OF PRODUCT SUPPLIED HEREUNDER ARE INTENDED FOR C-STORE USE ONLY AND SHALL NOT BE RE-SOLD TO OTHER RETAIL OR WHOLESALE MARKETERS.



These specific terms and conditions together with the RPC Agreement shall constitute the entirety of the agreement between buyer and seller unless COMPANY furnishes to Williams notice of alleged errors by telecopy, other electronic transmission, or first class mail before 4:00 p.m. CST of the fifth (5th) Business Day following the Business Day of receipt of the Confirmation from Williams, the Confirmation shall be conclusive evidence of the Transaction that is the subject matter thereof, and shall, along with the terms herein, be the final expression of all its terms, notwithstanding any failure of COMPANY to execute such confirmation.



WILLIAMS REFINING & MARKETING, LLC                        MAPCO EXPRESS, INC.

By: /s/ Ted Brennan                                   By: /s/ James C. Alligood
Trader:                                               Trader:
Title:                                                Title:



Prepared by: ____________________________, Risk Control Management
Phone: __________________________________
Fax No.: ________________________________





[***] CONFIDENTIAL TREATMENT REQUESTED

                                  REVISION #2
                                   EXHIBIT A



To:       MAPCO EXPRESS, INC.
Attn:     James Alligood
Date:     June 24, 2002
Fax:
Subject:  Purchase
Ref:      RPC-1638

Pursuant and subject to the terms and conditions of the RPC Agreement dated May 30, 2001, by and between Williams Refining & Marketing, LLC ("Williams") and MAPCO EXPRESS, INC., ("Company"), this confirms the following Transaction negotiated between Mr. John Yeager of Williams and Mr. James Alligood of MAPCO EXPRESS, INC. on _______________, 2002.

Buyer:         MAPCO EXPRESS, INC

Seller:        WILLIAMS REFINING & MARKETING, LLC

CONTRACT TERM: JULY 1, 2002 THROUGH MAY 31, 2008; PROVIDED THAT BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UPON 365 DAYS' PRIOR WRITTEN NOTICE OF INTENT TO TERMINATE DELIVERED TO THE SELLER.

                                   CONTRACT
PRODUCT *(SPECIAL PROVISION #6)    QUANTITY           DIFFERENTIAL *(SPECIAL PROVISION #1)
-------------------------------    --------           ------------------------------------
Conventional 87 octane Unleaded    [***]              [***]
Conventional 89 octane Unleaded    [***]              [***]
Conventional 93 octane PREMIUM     [***]              [***]
Low Sulfur Diesel                  [***]              [***]


DELIVERY POINTS:         [***]


DELIVERY TRANSPORTATION TERMS: [***]

PAYMENT TERMS:           [***]

SPECIAL PROVISIONS:

1. Pricing: Daily rack liftings under the term of this agreement shall be priced at previous day's U.S. Gulf Coast Pipeline Prompt Platt's mean for the relevant base product which was lifted plus the above referenced differentials by product grade. On Weekends and holidays when Platt's does not publish trading ranges, rack liftings will be priced against the most previous published Platt's mean value.

2. Contract Volumes: Total monthly contract liftings shall be [***] of the above referenced volumes. Any liftings in excess of this range shall be invoiced at Williams Refining & Marketing, L.L.C.'s posted rack price for the date of lifting. If during the duration of this agreement the receiving party's monthly volumes, on a quarterly average do not meet minimum monthly contract volume range, then the delivering party has the right to reduce the remaining volumes under this agreement by the same % for the duration of the contract. Receiving party shall supply delivering party with at least three (3) weeks written notice of any anticipated demand needs for specific product grade. During the period of VOC control, buyer's contract quantities for unleaded and premium gasoline shall be divided between its
     7.0 RVP and 9.0RVP demand for each grade of product.

3. Ratability: Contract quantities under the terms of this contract shall be lifted ratably, on a daily basis, over the course of each month.

[***] CONFIDENTIAL TREATMENT REQUESTED

4. NET GALLONS: DIFFERENTIALS ARE BASED ON NET GALLONS, ADJUSTED TO 60 DEGREES FAHRENHEIT.

5. THE ABOVE REFERENCED DIFFERENTIALS WILL BE ADJUSTED BY ANY INCREASE OR DECREASES IN EITHER TEPPCO PIPELINE PUBLISHED TARIFF TO [***] FROM HOUSTON (PASADENA), TX, TERMINAL HANDLING COSTS (INCLUDING IVD ADDITIVES) AND OR BY ANY CHANGES IN THE TEPPCO PIPELINE LINE LOSS CHARGE.

6. IF DURING THE TERM OF THIS AGREEMENT ANY STATE OR FEDERAL GOVERNMENT REGULATIONS REQUIRE A DIFFERENT PRODUCT SPECIFICATION TO BE DELIVERED TO THE CUSTOMER, THEN THE PLATT'S PROMPT PIPELINE MEAN POSTING USED FOR THE PRICE CALCULATIONS WILL BE CHANGED TO THE NEW REQUIRED PRODUCTS(S). IF PLATT'S FAILS TO PUBLISH A PRICE FOR THE NEW PRODUCT(S) THEN BOTH PARTIES WILL NEGOTIATE THE PRICING IN ACCORDANCE TO INDUSTRY PRACTICE.

7. ALL VOLUMES OF PRODUCT SUPPLIED HEREUNDER ARE INTENDED FOR C-STORE USE ONLY AND SHALL NOT BE RE-SOLD TO OTHER RETAIL OR WHOLESALE MARKETERS.

These specific terms and conditions together with the RPC Agreement shall constitute the entirety of the agreement between buyer and seller unless COMPANY furnishes to Williams notice of alleged errors by telecopy, other electronic transmission, or first class mail before 4:00 p.m. CST of the fifth
(5th) Business Day following the Business Day of receipt of the Confirmation from Williams, the Confirmation shall be conclusive evidence of the Transaction that is the subject matter thereof, and shall, along with the terms herein, be the final expression of all its terms, notwithstanding any failure of COMPANY to execute such confirmation.


WILLIAMS REFINING & MARKETING, LLC                 MAPCO EXPRESS, INC.


By:    /s/Ted Brennan                              By:    /s/James C. Alligood
Trader:                                            Trader:
Title:                                             Title:


Prepared by:_______________, Risk Control Management
Phone:______________________
Fax No.:____________________



[***] CONFIDENTIAL TREATMENT REQUESTED